UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(D) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 22, 2007


                        GLOBAL PAYMENT TECHNOLOGIES, INC.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                      0-25148                  11-2974651
          --------                      -------                  ----------
(State or Other Jurisdiction          (Commission               (IRS Employer
      of Incorporation)                File No.)             Identification No.)


425B Oser Avenue, Hauppauge, New York                                   11788
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(Address of Principal Executive Offices)                              (Zip Code)


       Registrant's telephone number, including area code: (631) 231-1177


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

     On June 18, 2007, the registrant amended its Secured Convertible Minimum Borrowing Note ("Minimum Borrowing Note") dated March 15,2004, issued by the registrant to Laurus Master Fund, LTD ("Laurus") and its Secured Revolving Note ("Revolving Notes"), dated March 15, 2004 issued by the registrant to Laurus.

1. The definition of "Maturity Date" set forth in each of the Minimum Borrowing Note and the Revolving Notes was amended to mean "November 15, 2007".
2. Effective on the Waiver Effective Date, Section 3.2 of the Minimum Borrowing
   Note is deleted in its entirety and the follow is inserted in lieu thereof:

   a. "3.2. Conversion Limitation. Notwithstanding anything herein to the contrary, in no event shall the Holder be entitled to convert any portion of this Note in excess of that portion of this Note upon conversion of which the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and its Affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unexercised portion of this Note or the unexercised or unconverted portion of any other security of the Holder subject to a limitation on conversion analogous to the limitations contained herein) and (2) the number of shares of Common Stock issuable upon the exercise of the portion of this Note with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its Affiliates of any amount greater than 9.99% of the then outstanding shares of Common Stock (whether or not, at the time of such exercise, the Holder and its Affiliates beneficially own more than 9.99% of the then outstanding shares of Common Stock). As used herein, the term "Affiliate" means any person or entity that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a person or entity, as such terms are used in and construed under Rule 144 under the Securities Act. For purposes of the second preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulations 13D-G thereunder, except as otherwise provided in clause (1) of such sentence. For any reason at any time, upon written or oral request of the Holder, the Borrower shall within one (1) business day confirm orally and in writing to the Holder the number of shares of Common Stock outstanding as of any given date. The limitations set forth herein (x) may be waived by the Holder upon provision of no less than sixty-one (61) days prior written notice to the Borrower and (y) shall automatically become null and void following notice to the Borrower upon the occurrence and during the continuance of an Event of Default (as defined in the Security Agreement), except that at no time shall the Borrower be obligated to issue any shares of Common Stock pursuant to the terms of this Warrant, the Security Agreement, or any Ancillary Agreement (as defined in the Security Agreement) if the issuance of such shares of Common Stock would exceed the aggregate number of shares of Common Stock which the Borrower may issue pursuant to the terms of this Warrant, the Security Agreement or any Ancillary Agreement without violating the rules or regulations of the Principal Market (the "Exchange Cap"), except that such limitation shall not apply in the event that the Borrower obtains the approval of its stockholders as required by the applicable rules or regulations of the Principal Market for issuances of Common Stock in excess of such amount."

3. Effective on the Waiver Effective Date, Section 10 of the Warrant is deleted in its entirety and the following new Section 10 is inserted in lieu thereof:

   a. "10. Maximum Exercise. Notwithstanding anything herein to the contrary, in no event shall the Holder be entitled to exercise any portion of this Warrant in excess of that portion of this Warrant upon exercise of which the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and its Affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unexercised portion of this Warrant or the unexercised or unconverted portion of any other security of the Holder subject to a limitation on conversion analogous to the limitations contained herein) and (2) the number of shares of Common Stock issuable upon the exercise of the portion of this Warrant with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its Affiliates of any amount greater than 9.99% of the then outstanding shares of Common Stock (whether or not, at the time of such exercise, the Holder and its Affiliates beneficially own more than 9.99% of the then outstanding shares of Common Stock). As used herein, the term "Affiliate" means any person or entity that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a person or entity, as such terms are used in and construed under Rule 144 under the Securities Act. For purposes of the second preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulations 13D-G thereunder, except as otherwise provided in clause (1) of such sentence. For any reason at any time, upon written or oral request of the Holder, the Company shall within one (1) business day confirm orally and in writing to the Holder the number of shares of Common Stock outstanding as of any given date. The limitations set forth herein (x) may be waived by the Holder upon provision of no less than sixty-one (61) days prior written notice to the Company and (y) shall automatically become null and void following notice to the Company upon the occurrence and during the continuance of an Event of Default (as defined in the Security Agreement), except that at no time shall the Company be obligated to issue any shares of Common Stock pursuant to the terms of this Warrant, the Security Agreement, any Ancillary Agreement (as defined in the Security Agreement) if the issuance of such shares of Common Stock would exceed the aggregate number of shares of Common Stock which the Company may issue pursuant to the terms of this
     Warrant, the Security Agreement or any Ancillary Agreement without violating the rules or regulations of the principal market on which the Company's Common Stock is traded, except that such limitation shall not apply in the event that the Company obtains the approval of its stockholders as required by the applicable rules or regulations of the Principal Market for issuances of Common Stock in excess of such amount."

4. The Amendment became effective (Waiver Effective Date) on June 18, 2007.
5. All other terms and conditions of the Minimum Borrowing Note and the Revolving Notes were unchanged and remain in full force and effect.

Item 9.01.  Financial Statements and Exhibits.


       (d) Exhibits.
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           10.1     Amendment, dated June 18, 2007,  to Minimum Borrowing Note and Revolving Notes by and between the registrant and Laurus
           10.2     Common Stock Purchase Warrant, dated June 18, 2007






                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 22, 2007

                                        GLOBAL PAYMENT TECHNOLOGIES, INC.

                                   By:     [/s/ William L. McMahon]
                                           -------------------------------------
                                   Name:   William L. McMahon
                                   Title:  President and Chief Executive Officer

                                  Exhibit Index

           Exhibit No.    Description
           -----------    -----------
           10.1           Amendment, dated June 18, 2007,  to Minimum Borrowing
                          Note and Revolving Notes by and between the registrant and Laurus
           10.2           Common Stock Purchase Warrant, date June 18, 2007